Exhibit 10.13

EXECUTION COPY

FIRST AMENDMENT TO THE

MASTER MARKETING AGENT AGREEMENT

This FIRST AMENDMENT TO THE MASTER MARKETING AGENT AGREEMENT (the “Amendment”) is made as of May 4, 2018 between World Gold Trust Services, LLC, a Delaware limited liability company (the “Sponsor” or “WGTS”), and State Street Global Advisors Funds Distributors, LLC (formerly, State Street Global Markets, LLC), a Delaware limited liability company (the “Marketing Agent” or “SSGA FD”).

WHEREAS, the Sponsor and the Marketing Agent entered into a Master Marketing Agent Agreement dated as of July 17, 2015 (the “Master Marketing Agent Agreement”) pursuant to which WGTS has retained SSGA FD as the exclusive marketing agent of all Funds (as such term is defined in the Master Marketing Agent Agreement);

WHEREAS, as of the date hereof, the Sponsor and the Marketing Agent have executed amendments to each of (i) the GLD Marketing Agent Agreement (as such term is defined in the Master Marketing Agent Agreement) and (ii) the Marketing Agent Fee and Marketing Budget Payment Agreement, dated as of July 17, 2015, (the “Marketing Agent Fee and Marketing Budget Payment Agreement”), pursuant to which the parties have modified the intended use of the Marketing Budget (as such term is defined in the Master Marketing Agent Agreement) so that such Marketing Budget shall fund the marketing of (i) the shares of SPDR® Gold Trust and (ii) the shares of all Funds (as such term is defined in the Master Marketing Agent Agreement);

WHEREAS, the Sponsor and the Marketing Agent desire to modify the Master Marketing Agent Agreement to include additional services thereunder and to provide that the Marketing Budget referenced in the Master Marketing Agent Agreement shall be defined as set forth in the GLD Marketing Agent Agreement in accordance with the Marketing Agent Fee and Marketing Budget Payment Agreement;

WHEREAS, the Marketing Agent’s name was changed to State Street Global Advisors Funds Distributors, LLC effective May 1, 2017; and

WHEREAS, the parties desire to amend the Master Marketing Agent Agreement to reflect the aforementioned modification and changes as set forth herein;

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises set forth below, the parties agree as follows:

1.	Article 4.2 of the Master Marketing Agent Agreement shall be replaced as follows:

“(a) The Sponsor shall fund the Marketing Budget (the “Marketing Budget”) as defined in the GLD Marketing Agent Agreement in accordance with the Marketing Agent Fee and Marketing Budget Payment Agreement (the “Marketing Agent Fee and Marketing Budget Payment Agreement”) dated as of July 17, 2015, as amended, between the parties hereto.

(b) The Sponsor shall develop and influence relationships with sell-side Share research strategists at major broker-dealers.

(c) The Sponsor shall conduct its activities substantially in compliance with the Governance Policies.”

2.	Exhibit C “Form of Product Annex” shall be deleted in its entirety and replaced with the Exhibit C “Form of Product Annex” attached on Schedule A hereto.

3.	Exhibit A is revised by: (i) replacing the reference to “Article 4.4” in Section l.(c)iii therein with “Article 4.3”; and (ii) adding the following new section l.(c)viii:

“viii.	With respect to SPDR® Gold MiniShares Trust (“GLDM”), if it is added to a third-party brokerage platform, and such platform placement is accompanied by a platform fee (a “GLDM Platform Fee”), the Marketing Agent will assume responsibility for the payment of the GLDM Platform Fee from the Marketing Agent Fee for GLDM and/or the Marketing Budget, if economically viable to draw from such Marketing Agent Fee and/or Marketing Budget, in the sole discretion of the Marketing Agent, provided that the Marketing Agent will not utilize more than $[ ] of the 2018 Marketing Budget and $[ ] of the 2019 Marketing Budget for all such GLDM Platform Fees for 2018 and 2019, respectively. The Marketing Agent and the Sponsor agree that up to $[ ] of the 2018 Marketing Budget may be used for any cost or payment associated with a waiver by the Sponsor in its sole discretion of any transaction fee on the purchase or redemption of creation units of GLDM for one or more institutional investors (referred to as “Authorized Participants”).”

4.	All references in the Master Marketing Agent Agreement to “State Street Global Markets, LLC” are replaced with “State Street Global Advisors Funds Distributors, LLC.”

5.	All other terms, conditions, provisions and sections of the Master Marketing Agent Agreement shall remain in full force and effect.

[Signature Page Follows]

IN WITNESS WHEREOF, the Marketing Agent and the Sponsor have each caused this Amendment to be duly executed and delivered as of the date first above written.

STATE STREET GLOBAL ADVISORS FUNDS DISTRIBUTORS, LLC

By:	/s/ James E. Ross
Name:	James E. Ross
Title:	Chief Executive Officer

WORLD GOLD TRUST SERVICES, LLC

By:	/s/ Joseph R. Cavatoni
Name:	Joseph R. Cavatoni
Title:	Principal Executive Officer

Schedule A

EXHIBIT C

FORM OF PRODUCT ANNEX

This product annex (“Product Annex”) sets forth the understanding of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and World Gold Trust Services, LLC (the “Sponsor”) regarding certain ancillary matters contemplated in the Master Marketing Agent Agreement made as of July 17, 2015, as amended, by and between the Sponsor and SSGA FD (formerly, State Street Global Markets, LLC) (the “Marketing Agent Agreement”) and as further set forth herein. The proposed marketing arrangement for the Related ETF will be governed by the terms and conditions of the Marketing Agent Agreement, as amended from time to time. This Product Annex is incorporated into, and constitutes a part of, the Marketing Agent Agreement. Capitalized terms used herein but not defined have the meaning ascribed to them in the Marketing Agent Agreement.

1.	Related ETF – Marketing Agent Relationship.

a.	[insert product name & description].

b.	The parties desire that SSGA FD is retained as marketing agent for the Related ETF and provide certain assistance with respect to the marketing of the Related ETF, and SSGA FD accepts such appointment and agrees to act in such capacity.

2.	Marketing Agent Fee.

a.	Marketing Agent Fee – Pursuant to Article 5.1(a) of the Marketing Agent Agreement, the Marketing Agent Fee shall be [ ].

3.	Term. [Insert initial term and renewal term of the Product Annex.]

4.	Termination Payment Amount. [Insert number of years and months of marketing fees that will be paid to SSGA FD if Product Annex is terminated for convenience.]

5.	Product-Specific Representations & Warranties.

[                    ]

6.	Product-Specific Conditions.

[                    ]

7.	Product-Specific Covenants.

[                    ]

8.	Definitions.

a.	“Fund Document” shall mean [ ].

[Signature Page Follows]

Please sign below to indicate your agreement with the foregoing.

Sincerely,

State Street Global Advisors Funds
Distributors, LLC

By:
Name:
Title:
Date:

Agreed as of the date first set forth above:

World Gold Trust Services, LLC

By:
Name:
Title:
Date:

EXECUTION COPY

PRODUCT ANNEX II

TO MASTER MARKETING AGENT AGREEMENT –

SPDR® GOLD MINISHARES TRUST

May 4, 2018

This product annex (“Product Annex II”) sets forth the understanding of State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and WGC USA Asset Management Company, LLC (the “Sponsor”) (together, the “Parties”) regarding certain matters contemplated in the Master Marketing Agent Agreement made as of July 17, 2015, as amended, by and between World Gold Trust Services, LLC and SSGA FD (formerly, State Street Global Markets, LLC) (the “Marketing Agent Agreement”) and as further set forth herein. The Parties agree that the marketing arrangement for SPDR® Gold MiniShares Trust (“GLDM”) set forth in this Product Annex II will be governed by the terms and conditions of the Marketing Agent Agreement, as amended from time to time, and that the terms and conditions of such Marketing Agent Agreement are hereby incorporated into this Product Annex II, unless otherwise provided herein. The Parties agree that this Product Annex II shall serve as a Product Annex for purposes of the Marketing Agent Agreement. For the sole and limited purpose of this Product Annex II, references in the Marketing Agent Agreement to World Gold Trust Services, LLC shall be construed to refer in all instances to the WGC USA Asset Management Company, LLC as Sponsor. SSGA FD acknowledges and agrees that World Gold Trust Services, LLC has no responsibility, liability or obligation under or with respect to this Product Annex II, and that the Sponsor retains and assumes all responsibility, liability and obligation under or with respect to this Product Annex II. Capitalized terms used herein but not defined have the meaning ascribed to them in the Marketing Agent Agreement.

1.	GLDM – Marketing Agent Relationship

a.	GLDM (the SPDR® Gold MiniShares Trust (Symbol: GLDM)) will hold gold bars. GLDM will, from time to time, issue shares (“Shares”) in blocks of Shares (“Baskets”) in exchange for deposits of gold and distribute gold in connection with redemptions of Baskets. GLDM’s investment objective is for the Shares to reflect the performance of the price of gold bullion, less GLDM’s expenses. Shares of GLDM are expected to be priced at approximately 1/10th the price of shares of SPDR® Gold Trust.

b.	The Parties acknowledge and agree that GLDM’s name and its symbol “GLDM” may change and that any such change will not in and of itself affect the terms and provisions of this Product Annex II.

c.	The Parties desire that SSGA FD is retained as exclusive marketing agent for GLDM and provide certain assistance with respect to the marketing of GLDM and SSGA FD accepts such appointment and agrees to act in such capacity.

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2.	Marketing Agent Fee

The Marketing Agent shall be paid by the Sponsor from the Sponsor’s fee payable pursuant to the Fund Document (as such term is defined herein), for the services of the Marketing Agent and its Affiliates as marketing agent to GLDM hereunder, a fee (the “Marketing Agent Fee”) from GLDM in an annual amount as agreed to by the Parties.

3.	Term

Notwithstanding anything to the contrary in Section 11.1(c) of the Marketing Agent Agreement, this Product Annex II shall become effective on GLDM’s launch date (the “Effective Date”) and continue to and including July 16, 2022 (the “Initial Term”), and will last until its expiration or the earlier termination of this Product Annex II in accordance with Article 11.2 of the Marketing Agent Agreement (the “Product Annex Term”). This Product Annex II will automatically be renewed for successive two (2) year periods, unless terminated pursuant to Article 11.2 of the Marketing Agent Agreement.

4.	Termination Payment Amount

Notwithstanding anything to the contrary in Section 11.2(f) of the Marketing Agent Agreement, the Termination Payment Amount that the Sponsor is obligated to pay the Marketing Agent under Article 11.2(a), 11.2(b)(i) or 11.2(c)(ii) with respect to GLDM on each Termination Payment Date is an amount equal to [                ] for GLDM, calculated in accordance with Article 11.2(f) of the Marketing Agent Agreement, divided by sixty (60) and payable on a monthly basis, provided that:

a.	If the Marketing Agent is terminated with respect to GLDM at two (2) years from the Effective Date of this Product Annex II or at any time thereafter during the Initial Term and, at such time of termination, the AUM of GLDM is (A) less than $[ ] USD, the Sponsor will pay no Termination Payment with respect to GLDM, or (B) equal to or greater than $[ ] USD but less than $[ ] USD, the Sponsor will pay [ ] for GLDM, calculated in accordance with Article 11.2(f) of the Marketing Agent Agreement, divided by twelve (12) and payable on a monthly basis.

b.	If the Marketing Agent is terminated with respect to GLDM at any time after the Initial Term and, at such time of termination the AUM of GLDM is (A) less than $[ ] USD, the Sponsor will pay no Termination Payment with respect to GLDM, or (B) equal to or greater than $[ ] USD but less than $[ ] USD, the Sponsor will pay [ ] for GLDM, calculated in accordance with Article 11.2(f) of the Marketing Agent Agreement, divided by twelve (12) and payable on a monthly basis.

5.	Product-Specific Representations & Warranties – None.

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6.	Product-Specific Conditions – None.

7.	Product-Specific Covenants – None.

8.	Definitions. “Fund Document” shall mean the Fourth Amended and Restated Agreement and Declaration of Trust of World Gold Trust (formerly known as World Currency Gold Trust), dated as of April 16, 2018, as amended from time to time.

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Signed and Agreed:

STATE STREET GLOBAL ADVISORS FUNDS DISTRIBUTORS, LLC

By:	/s/ James E. Ross
Name:	James E. Ross
Title:	Chief Executive Officer

WGC USA ASSET MANAGEMENT COMPANY, LLC

By:	/s/ Joseph R. Cavatoni
Name:	Joseph R. Cavatoni
Title:	Principal Executive Officer

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